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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                          -----------------------------
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 17, 2002

                           OCEANFIRST FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                            0-27428            22-3412577
          --------                            -------            ----------
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
 incorporation or organization)                              Identification No.)

                 975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08754
                 -----------------------------------------------
          (Address of principal executive offices, including zip code)

                                  (732)240-4500
                                  -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEMS 1 THROUGH 4, 6, 8 AND 9.  NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

     On April 17, 2002, the Board of Directors of OceanFirst Financial Corp. (the "Company") declared a 50% stock dividend on its common stock having the effect of a three-for-two stock split. Shareholders of record as of the close of business on May 3, 2002 will receive one share of common stock for every two shares they own on that date. The new shares will be distributed on May 17, 2002. A copy of the news release announcing such action is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

         99.1         Press release dated April 17, 2002.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OCEANFIRST FINANCIAL CORP.


                                       /s/ John R. Garbarino
                                       -------------------------------------
                                       John R. Garbarino
                                       Chairman of the Board,
                                       President, Chief Executive Officer
                                         and Director

Dated: April 17, 2002





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                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------

    99.1             Press Release dated April 17, 2002.








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